UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Item 7.01	Regulation FD Disclosure.

On May 6, 2019, Spirit of Texas Bancshares, Inc. (“Spirit”), the holding company for Spirit of Texas Bank, SSB, will present at the Gulf South Bank Conference in New Orleans, Louisiana. A copy of the investor presentation that will be used at the conference is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor presentation slides, dated May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President